SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

             / /               Preliminary Proxy Statement
             / /               Confidential, for Use of the Commission Only
                               (as permitted by Rule 14a-6(e)(2))
             / /               Definitive Proxy Statement
             /X/               Definitive Additional Materials
             / /               Soliciting   Material  Pursuant  to  Section
                               240.14a-11(c) or Section 240.14a-12


                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)

                                 WHX CORPORATION
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                   (Name of Persons(s) Filing Proxy Statement)

                  Payment of Filing Fee (Check the appropriate box):

             /X/               No fee required.

             / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:

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             (2)               Aggregate  number  of  securities  to  which
                               transaction applies:

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             (3)               Per unit price or other  underlying value of
                               transaction  computed  pursuant  to Exchange
                               Act Rule 0-11:

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             (4)               Proposed maximum aggregate value of transaction:

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             (5)               Total fee paid:
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             / /               Fee paid previously with preliminary materials:
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             / /               Check  box if any  part of the fee is  offset  as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1)               Amount Previously Paid:

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             (2)               Form, Schedule or Registration Statement No.:

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             (3)               Filing Party:

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             (4)               Date Filed:

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
 .Return Address
PROXYGRAM SERVICES
500 EIGHTH AVENUE
NEW YORK, NY  10018
 .Text
CONFIDENTIAL IDENTIFICATION NUMBER: (CIN)
(Your identification number is confidential. It is to assure the operator of your identity.)

                                 WHX CORPORATION

                                                                   June 11, 1999

                                     URGENT!
                          JUNE 17TH IS THE NEW DEADLINE
                       FOR YOU TO PROTECT YOUR INTERESTS!


Dear Fellow Stockholder:

On June 7th, Global delayed counting your vote for yet a second time by postponing the closing of the polls until June 17th at 11:30AM New York Time (10:30AM Dallas Time). We believe this was a blatant attempt to deprive you of the opportunity to elect the director of your choice.

           DON'T BE MISLED BY GLOBAL'S DESPARATE LAST-MINUTE TACTICS.
        VOTE TODAY FOR ELECTION OF THE WHX NOMINEE AND THE WHX PROPOSALS.
                 REMEMBER, ONLY YOUR LATEST DATED PROXY COUNTS!

WHX is committed to the sale of Global to the highest bidder. If the current negotiations are successful, WHX will support the transaction if it represents the highest price available.

Your vote is important. Remember, Global has failed to tell you what form of consideration you would receive, when you might receive it, and can give you no assurances that a transaction will occur at all. WHX believes that Global's decision to postpone the closing of the polls is a smokescreen to avoid the June 7th results. You are not now, nor will you be by the time the polls close on June 17th, in any better position to evaluate Global's purported commitment to selling the company.

We again remind you that:

* If Global succeeds in maintaining a board monopoly on June 17th, Global stockholders would have no way to elect a majority of the board for at least two years.

* Under incumbent management, Global's stock price declined to as low as $5 9/16 last September, with a closing sales price of only

$8.38 the last trading day prior to WHX's announcement of its offer. Can you really afford not to have at least one strong advocate for your interests on the Board?

The future of your investment is at stake! Please follow the simple steps listed below to ensure that your stockholder interests are represented on the Global Board. Since time is short and your vote critical, we have established a method to enable you to vote by toll-free ProxyGram.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your support.

Sincerely,

Ronald Labow
Chairman

        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                           INSTRUCTIONS (FOR BROKERS)

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8201, WHX Corporation in opposition to Global Industrial Technologies, Inc.

3.       State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

         CONFIDENTIAL IDENTIFICATION NUMBER: (CIN)

         NUMBER OF SHARES: (NumShares)

                         INSTRUCTIONS (FOR STOCKHOLDERS)

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8201, WHX Corporation in opposition to Global Industrial Technologies, Inc.

3.       State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              (NA.1)
                   Broker:            (Broker)
                   Control number:    (ControlNum)
                   Number of shares:  (NumShares)


           GLOBAL INDUSTRIAL TECHNOLOGIES, INC. 1999 ANNUAL MEETING OF
                                  STOCKHOLDERS
              THIS PROXY IS SOLICITED ON BEHALF OF WHX CORPORATION

The undersigned appoints Ronald LaBow and Marvin L. Olshan and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Global Industrial Technologies, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 1999 Annual Meeting of Stockholders of the Company, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof, as follows:

WHX CORPORATION RECOMMENDS A VOTE FOR THE ELECTION OF THE WHX NOMINEE NAMED BELOW, FOR THE CLASSIFIED BOARD RESOLUTION UNDER ITEM 2 AND FOR THE POISON PILL RESOLUTION UNDER ITEM 3. WHX MAKES NO RECOMMENDATION AS TO THE PROPOSALS SET FORTH IN ITEMS 4 AND 5.

1. ELECTION OF DIRECTORS: To elect Ronald LaBow to serve as a Class I Director of the Company. Marvin L. Olshan will be voted to be elected to serve as a Class I Director in the event that (a) the Company purports to increase the number of directorships to six or more, and/or
         (b) in the event that Mr. LaBow is unable for any reason to serve as a Director.

         (  ) FOR THE WHX NOMINEE(S)              (  ) WITHHOLD AUTHORITY FOR
              LISTED ABOVE                             THE WHX NOMINEE(S)
                                                       LISTED ABOVE

INSTRUCTION: To withhold authority to vote for any individual nominee, give that nominee's name to the operator. In the event that the Company purports to increase the number of directorships to six or more, a vote FOR the WHX Nominees shall serve as a vote FOR both Ronald LaBow and Marvin L. Olshan. In such event, a vote to WITHHOLD AUTHORITY for Ronald LaBow shall serve as a vote to WITHHOLD AUTHORITY for both Ronald LaBow and Marvin L. Olshan.

2. CLASSIFIED BOARD RESOLUTION PROPOSED BY WHX. To adopt the following resolution: "RESOLVED, that unless the classification of the Board of Directors is approved by an affirmative vote of a majority of the stockholders at a meeting of stockholders to be called by the Board for such purpose, the stockholders of Global Industrial Technologies, Inc. (the "Company") hereby request that the Company's Board of Directors promptly take all appropriate steps to amend its Certificate of Incorporation to eliminate the classification of the Board of Directors and to require that all Directors stand for election annually, all in a manner permitted by applicable law."

         (  ) FOR              (  ) AGAINST              (  ) ABSTAIN

3. POISON PILL RESOLUTION PROPOSED BY WHX. To adopt the following resolution: "RESOLVED, that the stockholders of Global Industrial Technologies, Inc. (the "Company"), hereby request that the Board of Directors of the Company terminate the Rights Agreement dated as of October 31, 1995, as amended on February 16, 1998, September 18, 1998, October 5, 1998 and February 9, 1999 and redeem the rights distributed thereunder, unless the Rights Agreement is approved by an affirmative vote of a majority of the stockholders at a meeting of stockholders to be called by the Board for such purpose, and that this policy of stockholder approval apply to all "rights plans" considered at any time by the Board."

         (  ) FOR              (  ) AGAINST              (  ) ABSTAIN

4. To adopt a shareholder proposal calling for the prompt sale of the Company.

         (  ) FOR              (  ) AGAINST              (  ) ABSTAIN

5. To adopt a shareholder proposal calling for the declassification of the Board of Directors.

         (  ) FOR              (  ) AGAINST               (  ) ABSTAIN

6. In their discretion with respect to any other matters as may properly come before the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed above. If no direction is indicated with respect to proposals 1, 2, 3 and 6, this proxy will be voted FOR the election of the WHX Nominee and FOR the proposals set forth in

Items 2 and 3 above and in the manner set forth in Item 6 above. If no direction is made with respect to proposals 4 and 5, this proxy will be treated as a direction to abstain from voting with respect to such proposals.

This proxy will be valid until the sooner of one year from the date indicated below and the completion of the Annual Meeting.

Please give name to the  operator  exactly as name  appears on this proxy.  When
shares  are  held   jointly,   joint   owners   should  each  sign.   Executors,
administrators, trustees, etc., should indicate the capacity in which signing.


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